                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 1998


                             INTERFACE SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


         MICHIGAN                      0-10902                 38-1857379
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


                              5855 Interface Drive
                            Ann Arbor, Michigan 48103
               (Address of principal executive offices) (Zip Code)

       Registrants' telephone number, including area code: (734) 769-5900

                             INTERFACE SYSTEMS, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On May 19, 1998, Interface Systems, Inc. (the "Company" or "ISI") completed the sale of the distribution business of its wholly owned U.K. subsidiary, Interface Systems International Ltd. (the "ISIL Distribution Business") to Fayrewood plc, a U.K. company quoted on the Alternative Investment Market of the London Stock Exchange ("Fayrewood"), pursuant to a Purchase Agreement, dated May 19, 1998, by and among Fayrewood, Doctor Buylines Limited ("Doctor Buylines"), Interface Systems International Limited ("ISIL") and the Company, and a Deed of Variation, dated May 19, 1998, by and among Fayrewood, Doctor Buylines, ISIL and the Company.

The consideration for the sale of the ISIL Distribution Business of $3.6 million is approximately equal to 83% of the net assets sold and is subject to post-closing adjustments based upon an audit of the assets sold and the liabilities assumed at closing. The net assets sold consist of accounts receivable, inventory and fixed assets, net of accounts payable. An initial payment of $2.9 million was paid in cash at closing. The balance of the consideration is due in approximately 60 days upon completion of an audit of the net assets sold. The consideration paid in the sale was determined through arms-length negotiations between the Company and Fayrewood.

(b)       Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Not applicable.

(b) The pro forma financial information furnished herein reflects the disposition of the ISIL Distribution Business on the consolidated financial statements of the Company.

                                                                                 Page Number
                                                                                 -----------
         Unaudited Pro Forma Consolidated Statement of
           Operations for the Fiscal Year Ended September 30, 1997                    F-2

         Unaudited Pro Forma Consolidated Statement of Operations
           for the Fiscal Year Ended September 30, 1996                               F-3

         Unaudited Pro Forma Consolidated Statement of Operations
           for the Fiscal Year Ended September 30, 1995                               F-4

         Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998          F-5

(c)       The exhibits furnished in connection with this Report are as follows:

           Exhibit
           Number          Description
           ------          -----------

              2.1 Purchase Agreement dated as of May 13, 1998 by and among Fayrewood plc, Doctor Buylines Limited, Interface Systems International Limited and Interface Systems, Inc.

              2.2 Deed of Variation dated as of May 19, 1998 by and among Fayrewood plc, Doctor Buylines Limited, Interface Systems International Limited and Interface Systems, Inc.

              2.3 Deed of Release dated as of May 13, 1998 by and among The First National Bank of Chicago, Interface Systems International Limited and Interface Systems, Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 3, 1998                 Interface Systems, Inc.
                                    (Registrant)

                                    By:               /s/ John R. Ternes
                                    Name:             John R. Ternes
                                    Title:            Vice president Finance &
                                                      Chief Financial Officer

                      PRO FORMA CONSOLIDATED FINANCIAL DATA

The following Unaudited Pro Forma Consolidated Statements of Operations of the Company for the fiscal years ended September 30, 1997, 1996 and 1995 reflect
(i) the ISIL Distribution Business as a discontinued operation and (ii) the application of the estimated net proceeds of the sale by the Company in May 1998 of the ISIL Distribution Business as if the relevant transactions, including the loss of $1,791,000 on disposal of the discontinued operations recognized in the quarter ended March 31, 1998, had occurred at the beginning of the fiscal year ended September 30, 1995. Pro Forma Consolidated
Statements of Operations for the six months ended March 31, 1998 and 1997 have not been presented herein because the information that would be presented is substantially the same as that contained in the Company's previously filed Form 10-Q for the quarter ended March 31, 1998.

The following Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 1998 reflects the sale of the ISIL Distribution Business as if it had occurred on that date.

The pro forma statements do not purport to represent what the Company's financial position or results of operations would actually have been if the relevant transactions had occurred at the beginning of the fiscal year ended September 30, 1995 or on March 31, 1998, or to project the Company's consolidated results of operations or financial position at any future date or for any future period.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1997
                                 (In thousands)


                                                                      Discontinuance
                                                                        of the ISIL
                                                            ISI        Distribution       Pro Forma
                                                       Consolidated      Business        As Adjusted
                                                       ------------      --------        -----------
Net revenues                                            $  81,845       $  (62,761)     $  19,084
Cost of revenues                                           75,103          (60,462)        14,641
                                                        ----------      -----------     ---------
       Gross profit                                         6,742           (2,299)         4,443
Expenses:
   Product development                                      3,719               --          3,719
   Selling, general and administrative                     15,391           (5,924) (1)     9,467
                                                        ----------      -----------     ---------
       Operating income (loss) from
         continuing operations                            (12,368)           3,625         (8,743)
Interest expense                                             (731)             309           (422)
Other income                                                  119               (3)           116
                                                        ----------      -----------     ---------
       Income (loss) from continuing
          operations before income taxes                  (12,980)           3,931         (9,049)
Income tax benefit                                         (2,101)              --         (2,101)
                                                        ----------      -----------     ---------
Income (loss) from continuing operations                $ (10,879)      $    3,931      $  (6,948)
                                                        ==========      ===========     =========

Net loss per share                                      $   (2.47)                      $   (1.58)
                                                        ==========                      =========

Weighted average shares outstanding                         4,411                           4,411
                                                        ==========                      =========




(1) Includes elimination of $520,000 of goodwill amortization and write-off related to ISI's investment in the ISIL distribution business and $120,000 of professional fees and other general and administrative expense incurred by ISI on behalf of ISIL.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1996
                                 (In thousands)

                                                     Discontinuance
                                                       of the ISIL
                                              ISI     Distribution  Pro Forma
                                         Consolidated   Business    As Adjusted
                                         ------------   --------    -----------
Net revenues                                $74,583    $(56,312)   $ 18,271
Cost of revenues                             63,798     (53,386)     10,412
                                            -------    --------    --------
       Gross profit                          10,785      (2,926)      7,859
Expenses:
   Product development                        1,956          --       1,956
   Selling, general and administrative       11,621      (2,757)(1)   8,864
                                            -------    --------    --------
       Operating income (loss) from
         continuing operations               (2,792)       (169)     (2,961)
Interest expense                               (340)        276         (64)
Other income                                    200          --         200
                                            -------    --------    --------
       Income (loss) from continuing
          operations before income taxes     (2,932)        107      (2,825)
Income tax benefit                             (969)         --        (969)
                                            -------    --------    --------
Income (loss) from continuing operations    $(1,963)   $    107    $ (1,856)
                                            =======    ========    ========

Net loss per share                          $ (0.44)               $  (0.42)
                                            =======                ========

Weighted average shares outstanding           4,440                   4,440
                                            =======                ========


(1) Includes elimination of $100,000 of goodwill amortization expense incurred by ISI related to its investment in ISIL.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1995
                                 (In thousands)


                                                                      Discontinuance
                                                                        of the ISIL
                                                            ISI        Distribution       Pro Forma
                                                       Consolidated      Business        As Adjusted
                                                       ------------      --------        -----------
Net revenues                                            $  70,243       $  (48,009)     $  22,234
Cost of revenues                                           57,516          (45,434)        12,082
                                                        ---------       ----------      ---------
       Gross profit                                        12,727           (2,575)        10,152
Expenses:
   Product development                                      1,454               --          1,454
   Selling, general and administrative                     10,506           (2,927)(1)      7,579
                                                        ---------       ----------      ---------
       Operating income (loss) from
         continuing operations                                767              352          1,119
Interest expense                                             (264)             253            (11)
Other income                                                  203               --            203
                                                        ---------       ----------      ---------
       Income (loss) from continuing
          operations before income taxes                      706             (605)         1,311
Income tax benefit                                            540               --            540
                                                        ---------       ----------      ---------
Income (loss) from continuing operations                $     166       $     (605)     $     771
                                                        =========       ==========      =========

Net loss per share                                      $    0.04                       $    0.18
                                                        =========                       =========

Weighted average shares outstanding                         4,239                           4,239
                                                        =========                       =========





(1) Includes elimination of $100,000 of goodwill amortization expense incurred by ISI related to its investment in ISIL.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                 (IN THOUSANDS)

                                                                Discontinuance        Sale
                                                                  of the ISIL      of the ISIL
                                                    ISI          Distribution     Distribution        Pro Forma
                                               Consolidated        Business         Business         As Adjusted
                                               ------------        --------         --------         -----------
Assets
Current assets:
   Cash and cash equivalents                     $   1,049        $      --         $      --        $   1,049
   Accounts receivable, net                         12,864          (10,155)               --            2,709
   Inventories                                       5,780           (2,610)               --            3,170
   Net assets of discontinued operations               --             5,810            (5,040)             770
   Other current assets                              2,746             (629)               --            2,117
                                                 ---------        ----------        ----------       ---------
          Total current assets                      22,439           (7,584)           (5,040)           9,815
Property and equipment, net                          4,298             (596)               --            3,702
Other assets                                         1,478               --                --            1,478
                                                 ---------        ----------        ----------       ---------
                                                 $  28,215        $  (8,180)        $  (5,040)       $  14,995
                                                 =========        ==========        ==========       =========

Liabilities and Stockholders' Equity

Current liabilities:
   Notes payable                                 $   7,609        $      --         $  (3,249) (1)   $   4,360
   Accounts payable                                  9,176           (7,748)               --            1,428
   Accrued expenses and other                        1,588             (432)               --            1,156
                                                 ---------        ----------        ----------       ---------
          Total current liabilities                 18,373           (8,180)           (3,249)           6,944
Other liabilities                                      711               --                --              711
                                                 ---------        ----------        ----------       ---------
          Total liabilities                         19,084           (8,180)           (3,249)           7,655
Stockholders' equity                                 9,131               --            (1,791) (2)       7,340
                                                 ---------        ----------        ----------       ---------
                                                 $  28,215        $  (8,180)        $  (5,040)       $  14,995
                                                 =========        ==========        ==========       =========



(1) Represents reduction of notes payable using the $3.6 million estimated sale proceeds, less sale related expenses.
(2)      Represents the loss on sale of the ISIL Distribution Business.

                               INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

   2.1 Purchase Agreement dated as of May 13, 1998 by and among Fayrewood plc, Doctor Buylines Limited, Interface
                Systems International Limited and Interface Systems, Inc.

   2.2 Deed of Variation dated as of May 19, 1998 by and among Fayrewood plc, Doctor Buylines Limited, Interface
                Systems International Limited and Interface Systems, Inc.

   2.3 Deed of Release dated as of May 13, 1998 by and among The First National Bank of Chicago, Interface Systems
                International Limited and Interface Systems, Inc.